UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

April 20, 2012

(Date of earliest event reported)

Corning Natural Gas Corporation

(Exact name of registrant as specified in its charter)

New York	000-00643	16-0397420
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

330 West William Street, Corning, New York	14830
(Address of principal executive offices)	(Zip Code)

(607) 936-3755

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On April 20, 2012, Corning Natural Gas Corporation (the "Company") issued a press release. The Press release announced that the New York Public Service Commission has issued a final order in Corning's Rate Case. The Rate Order will increase Corning's revenues by $944,310 in rate year one, an additional $899,672 in rate year two and by an additional $323,591 in rate year three. The Company will also be allowed to keep $545,284/year local production revenue before a revenue sharing mechanism is implemented. This is $294,284 more than Corning is currently allowed to retain.

The new rates will be effective on May 1, 2012.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1 Press Release of Corning Natural Gas Corporation, dated April 20, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Corning Natural Gas Corporation

By: /s/ Firouzeh Sarhangi

Name: Firouzeh Sarhangi

Title: Chief Financial Officer

Dated: April 24, 2012